Exhibit 99.1

Cronos Group Inc. Announces Results of
2020 Annual and Special Meeting of Shareholders

TORONTO, June 25, 2020 - Cronos Group Inc. (NASDAQ: CRON) (TSX: CRON) (“Cronos Group” or the “Company”) announces that at its Annual and Special Meeting of Shareholders held earlier today (the “Meeting”) there were 652 shareholders voting in person or by proxy holding in total 195,124,634 common shares of the Company, representing 55.94% of the total number of common shares of the Company outstanding.

Each of the directors listed as a nominee in the Company’s proxy statement dated April 28, 2020 (the “Proxy Statement”) was elected as a director of the Company, with each director receiving in excess of 97.10% of the votes cast in favor of his or her election. The detailed results of the vote for the election of directors are as follows:

Name of Director	Number of Shares Voted For	Percentage of Shares Voted For	Number of Shares Withheld from Voting	Percentage of Shares Withheld from Voting
Jason Adler	193,354,556	99.09%	1,770,053	0.91%
Jody Begley	193,856,442	99.35%	1,268,167	0.65%
Bronwen Evans	194,087,328	99.47%	1,037,281	0.53%
Murray R. Garnick	193,889,048	99.37%	1,235,561	0.63%
Michael Gorenstein	189,608,226	97.17%	5,516,383	2.83%
Heather Newman	193,842,513	99.34%	1,282,096	0.66%
James Rudyk	193,366,045	99.10%	1,758,564	0.90%

The Company also announced today that the shareholders have approved a special resolution authorizing the Company to make an application for the continuance of the Company from the laws of the Province of Ontario to the laws of the Province of British Columbia, as further described in the Proxy Statement (the “Continuance”). The Company believes the greater flexibility afforded by the British Columbia corporate statute by virtue of the absence of a Canadian residency requirement for members of the board of directors of the Company (the “Board”) will allow the Company to consider Board candidates from a larger pool of candidates to ensure the Board maintains the right composition, skills, expertise and diversity to drive long-term value. The completion of the Continuance remains subject to the satisfaction of the conditions described in the Proxy Statement.

Shareholders also approved advisory (non-binding) resolutions on the compensation of the Company’s named executive officers, with 97.91% of votes cast in favor of such resolution, and to hold “say on pay” votes each year. In addition, shareholders approved an ordinary resolution approving the Company’s 2020 Omnibus Equity Incentive Plan, with 98.29% of the votes cast in favor of such resolution, and approved the re-appointment of KPMG LLP as the Company’s independent auditors.

For complete results on all matters voted on at the Meeting, please see the Report of Voting Results filed on the Company’s SEDAR profile at www.sedar.com and the Company’s Form 8-K filed on EDGAR at www.sec.gov/edgar.

About Cronos Group
Cronos Group is an innovative global cannabinoid company with international production and distribution across five continents. Cronos Group is committed to building disruptive intellectual property by advancing cannabis research, technology and product development. With a passion to responsibly elevate the consumer experience, Cronos Group is building an iconic brand portfolio. Cronos Group’s portfolio includes PEACE NATURALS™, a global wellness platform, two adult-use brands, COVE™ and Spinach™, and two hemp-derived CBD brands, Lord Jones™ and PEACE+™. For more information about Cronos Group and its brands, please visit: www.thecronosgroup.com.

Forward-looking Statements
This press release may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature may constitute Forward-looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify Forward-looking Statements. Some of the Forward-looking Statements contained in this press release include the Company's intention to build an international iconic brand portfolio and develop disruptive intellectual property, the Company's plans to complete the Continuance and the anticipated benefits of the Continuance. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those Forward-looking Statements and the Forward-looking Statements are not guarantees of future performance. A discussion of some of the material risks applicable to the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (as amended) and the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2020, both of which have been filed on SEDAR and EDGAR and can be accessed at www.sedar.com and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this press release is made as of the date of this press release and, except as required by law, Cronos Group disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement.

Cronos Group Contact
Anna Shlimak
Tel: (416) 504-0004
investor.relations@thecronosgroup.com